N-SAR Item 77H: Change in Control of Registrant

Below are the persons presumed to control Registrant's series because such person owns more than 25% of a series based on the records of the series.

As of June 30th 2015
Fund	Name of Person	Ownership % of Series
Variable Portfolio – Columbia Wanger International Equities Fund	JPMCB NA Cust For VP Moderately Aggressive	26.02%
Columbia Variable Portfolio – U.S. Equities Fund	JPMCB NA Cust For VP Moderate	26.87%
Variable Portfolio – Partners Small Cap Growth Fund	JPMCB NA Cust For Columbia VP – Managed Volatility	26.13%
Variable Portfolio – Jennison Mid Cap Growth Fund	JPMCB NA Cust For VP Moderately Aggressive	29.32%
Variable Portfolio – NFJ Dividend Value Fund	JPMCB NA Cust For VP Moderately Aggressive	27.76%
Variable Portfolio – MFS Value Fund	JPMCB NA Cust For VP Moderately Aggressive	28.66%
Columbia Variable Portfolio – Emerging Markets Fund	JPMCB NA Cust For VP Moderately Aggressive	30.21%
Variable Portfolio – Victory Established Value Fund	JPMCB NA Cust For VP Moderately Aggressive	26.02%
Columbia Variable Portfolio – Income Opportunities Fund	JPMCB NA Cust For Columbia VP – Managed Volatility	25.07%
Columbia Variable Portfolio – Income Opportunities Fund	Riversource Life Account for Inside Distribution (Life)	25.29%
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund	Riversource Life Account for Inside Distribution (Life)	85.49%
Columbia Variable Portfolio – Mid Cap Value Fund	Riversource Life Account for Inside Distribution (Life)	75.06%

As of January 1st 2015
Fund	Name of Person	Ownership % of Series
Variable Portfolio-Columbia Wanger International Equities Fund	JPMCB NA Cust For VP Moderate	32.26%
Variable Portfolio-Holland Large Cap Growth Fund	JPMCB NA Cust For VP Moderately Aggressive	25.55%
Variable Portfolio-DFA International Value Fund	JPMCB NA Cust For VP Moderately Aggressive	26.00%
Variable Portfolio-Invesco International Growth Fund	JPMCB NA Cust For VP Moderately Aggressive	26.56%
Variable Portfolio – Partners Small Cap Growth Fund	JPMCB NA Cust For VP Moderate	26.17%
Variable Portfolio-Morgan Stanley Global Real Estate Fund	JPMCB NA Cust For VP Moderately Aggressive	26.40%
Variable Portfolio – Loomis Sayles Growth Fund	JPMCB NA Cust For VP Moderately Aggressive	29.79%
Columbia Variable Portfolio – Intermediate Bond Fund	Riversource Life Account for Inside Distribution (Life)	27.50%
Columbia Variable Portfolio-Global Bond Fund	JPMCB NA Cust For Columbia VP – Managed Volatility	26.02%
Columbia Variable Portfolio-Select Large-Cap Value Fund	JPMCB NA Cust For VP Moderate	25.09%
Columbia Variable Portfolio – Income Opportunities Fund	JPMCB NA Cust For VP Moderate	28.35%
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund	JPMCB NA Cust For VP Moderate	38.93%
Columbia Variable Portfolio-Mid Cap Value Fund	JPMCB NA Cust For VP Moderate	28.35%
Columbia Variable Portfolio-Emerging Markets Bond Fund	JPMCB NA Cust For VP Moderately Aggressive	25.66%